SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------



                                    Amended
                                    FORM 8-K
                                    --------



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 16, 2004

                           SEA SUN CAPITAL CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      0-32307                    59-3518707
        --------                      -------                    ----------
(State of Incorporation)            (Commission                 (IRS Employer
                                    File Number)             Identification No.)

                               424 Brookmill Road
                        Oakville, Ontario L6J 5K5, Canada
                        ---------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (905) 884-3680
                                                           --------------


          ------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.
---------------------------------------------------------------

In July 2004, Sea Sun Capital Corporation, a Delaware Corporation (the "Company") entered into an exchange Agreement (the "Acquisition Agreement") with all of the stockholders (the "Stockholders") of Sea Sun Capital Corporation, a Canadian corporation (Sea Sun). On December 16, 2004, (the "Closing Date"), pursuant to the terms of the Acquisition Agreement, the Company acquired all of the issued and outstanding capital stock of Sea Sun from the Sea Sun stockholders in exchange for an aggregate of 8,607,228 newly issued shares of the Company's Common Stock (the "Acquisition").

Sea Sun Capital Corporation is a leading company which distributes the environmentally friendly Sea Vu glass-bottom personal watercraft to the world's largest industry, the tourism market.

The new 2004 "Sea Spy" will be ready for introduction in the first quarter of 2005, and will appeal to additional markets not previously served.

The Company's revenue will be derived from three separate and distinctive marketing approaches. Under the first approach, the Company has selected corporate locations which will be managed and owned by the Company. Under the second approach, the Company will sell master Licenses for geographic territories to individuals and corporations, under the third approach, the Company will retail the product through dealer networks and other means, such as the Internet, trade shows and magazines. The latter approach will provide the Company with broader brand recognition at a faster rate than the other sources of revenue.

The company currently has 34 revenue-sharing contracts in effect with existing Sea Vu watercraft owners throughout the Caribbean and Mexico. These Sea Vu owners will be offered the first opportunities to purchase Master Licenses or replace their existing watercraft with the new "Sea Spy" model. The Company has established a training program that covers product knowledge, safety, marketing and service.

The need for an exciting water sport alternative has been confirmed. As environmental concerns and personal safety issues with jet skis become issues of increasing concern significant opportunities have opened up for Sea Sun.

The Company will initially focus its efforts on the Caribbean, Mexican and Thai markets. As the Company develops, it will expand into the Mediterranean, Hawaii and Australia.

The Company currently offers only a one-person Sea Vu personal watercraft. However, the new "Sea Spy" product line will also offer a two-person unit. Significant enhancements to the older model will further open the underwater world to divers and non-divers. The new "Sea Spy" will also target the water search-and-rescue market. The Sea Vu and "Sea Spy" can be used on all waterways and the design ensures stability on the water.

Environmentally unimposing, the Company's watercraft glides slowly over the reef structures as the underwater world comes into view. The products allow large numbers of interested visitors to view coral reefs up close without the risk of damage to the delicate corals.

Perhaps the single most important aspect of the Sea Vu and Sea Spy is a patented viewing window at the bow water line which offers an unparalleled view of the beauty of the underwater world. The lens is optically correct and disperses bubbles and turbulence for clear viewing while moving. Glass-bottom boats currently in existence have to be stopped in order to allow a clear, unobstructed underwater view. The lens' design results in a reduction in hull noise that eliminates any noise that may alarm marine life. Water clarity is the only limiting factor affecting viewing distance, allowing the user to see up to 100 feet or more. Marine life and forms, however, are not confined to deep water. The Sea Vu's and 2004 Sea Spy's exclusive design also allows the crafts to operate in only 12 inches of water. This feature allows the user to discover an undersea world that is rich in beauty and teeming with magnificent marine life.

The new Sea Spy will be powered by a high-performance, digitally controlled Mercury motor with 50 lbs. of thrust that maximizes the unit's maneuverability. Mercury Marine, the worlds' largest motor manufacturer, strongly supports the product. All Company advertising will include "powered by Mercury." Two 12-volt batteries that provide power to the motor are the latest in marine technology.

The dimensions of the single-person Sea Spy are 117" long by 45" wide with a depth of 22". The craft weighs approximately 190 lbs. The two-person Sea Spy is 117" long by 90" wide with a depth of 24". The weight of the craft is approximately 340 lbs.

The Sea Spy single-person and two-person watercraft come in a variety of attractive colors and all are UV protected. From research and development to quality of materials, to features, to craftsmanship, to reliable power, the new Sea Spy watercraft is built durable.

The Sea Vu and Sea Spy lend themselves to the independent travelers and to Ecotours for small groups. The Company will promote the use of local resources and labor. The Company will continually remain mindful of conservation objectives.


Item 4.01.  Changes in Registrant's Certifying Accountant.
----------------------------------------------------------


(a)	Previous independent accountants.

	(i)	On September 17, 2004, the Audit Committee of the Company's
Board of Directors dismissed Livingston, Wachtell & Co., LLP ("LW") as the Company's independent accountants.

	(ii)	The audit report of LW on the financial statements of the
Company as of December 31, 2002 and 2001 and for the two year period ended December 31, 2002 and for the period from April 19, 2000 through December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

	(iii)	All members of the Company's Audit Committee participated in the meeting held on September 17, 2004 and unanimously approved the dismissal of LW.

	(iv)	During the two most recent fiscal years and the subsequent
interim period through September 17, 2004, there were no disagreements between the Company and LW as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LW, would have caused LW to make reference to the subject matter of the disagreement in their reports on the consolidated financial statements for such years to the subject matter of the disagreement. LW did not perform an audit of the Company's financial statements for the fiscal year ended December 31, 2003, which was not due to any disagreements between the Company and LW as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

	(v)	A letter from LW is filed as Exhibit 16.1 to this Form 8-K.
During the Company's two most recent fiscal years ended December 31, 2003, and the subsequent interim period through September 17, 2004, there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

(b) New independent accountants.

	(i)	On September 17, 2004, the Company engaged Child, Sullivan &
Company ("CS") as its new independent accountants. The Company's Audit Committee unanimously approved the engagement of CS at the Committee's meeting held on September 17, 2004. In the Company's two most recent fiscal years and any subsequent interim period through the date of the engagement, the Company has not consulted with CS regarding either:

		(a)	the application of accounting principles to a specified
transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that CS concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

		(b)	any matter that was either the subject of a
"disagreement," as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

	On November 24, 2004, subsequent to its engagement, CS performed an audit of the Company's financial statements for the nine months ended September 30, 2004, and for the period ended February 23, 2003 (date of inception) through December 31, 2003, and issued a report dated November 24, 2005 with respect to the Company's financial statements for the nine months ended September 30, 2004 and for the period of February 23, 2003 (date of inception) through December 31, 2003.

Item 9.01.  Financial Statements and Exhibits
---------------------------------------------


	The following exhibits are filed as part of this report:

Exhibit
Number	                        Description
-------                         -----------

2	    Stock Purchase Agreement between the Issuer, Sea Sun Capital
            Corporation (Canada) and Sea Sun Corporation (Canada) shareholders.*

16.1	    Letter from Livingston, Wachtell & Co, LLP dated August 24, 2005, regarding change in certifying accountant.

* Incorporated by Reference from Form 8-K filed January 18, 2005.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



SEA SUN CAPITAL CORPORATION

By:	/s/ Graham Millington
________________________________
Name: Graham Millington
Title:  President
Dated:  August 24, 2005

                           SEA SUN CAPITAL CORPORATION
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS
                              --------------------

                  For the Nine Months Ended September 30, 2004

                                       and

          From Inception, February 19, 2003, through December 31, 2003

                           SEA SUN CAPITAL CORPORATION
                           ---------------------------

                              Financial Statements
                              --------------------


                               September 30, 2004




                                    Contents
                                    --------

          Report of Independent Registered Public Accounting Firm

          Financial Statements

          Balance Sheets Statements of Operations and Comprehensive Loss

          Statements of Shareholders' Equity

          Statements of Cash Flows

          Notes to Financial Statements

                C h i l d ,   S u l l i v a n   &   C o m p a n y
                -------------------------------------------------
            Professional Corporation of CERTIFIED PUBLIC ACCOUNTANTS

PRINCIPALS:                                                PROFESSIONALS
Douglas W. Child, CPA                                      Cami Carlson
Scott L. Farnes                                            Kristina Chamberlain
Brian Sullivan, CPA                                        Rich Egan, CPA
Marty van Wagoner, CPA                                     Keri Griffone
                                                           Nathan Johansen
                                                           John Larsen
                                                           Shelley McNamara
                                                           Natalie Murphy


             Report of Independent Registered Public Accounting Firm
             -------------------------------------------------------

Board of Directors and Shareholders
Sea Sun Capital Corporation

We have audited the balance sheets of Sea Sun Capital Corporation as of September 30, 2004 and December 31, 2003, and the related statements of operations and comprehensive loss, shareholders' equity and cash flows for the nine months ended September 30, 2004 and the period of February 19, 2003 (date of inception) through December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the AICPA's Auditing Standards Board and in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sea Sun Capital Corporation as of September 30, 2004 and December 31, 2003, and the results of its operations and its cash flows for the nine months ended September 30, 2004 and the period of February 19, 2003 (date of inception) through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company has incurred significant net losses since inception. This raises substantial doubt about the Company's ability to meet its obligations and to continue as a going concern. Management's plans in regard to this matter are described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Child, Sullivan & Company
Kaysville, Utah
November 24, 2004





1284 W. Flint meadow Drive, Suite D                   4764 S. 900 E., Suite 3
Kaysville, Utah 84037                                 Salt Lake City, Utah 84117
Phone    (801) 927-1337                               Phone (801) 927-1337
Fax  (801) 927-1344                www.cpaone.net     Fax   (801) 927-1344


             Member of the AICPA Private Companies Practice Section
         Registered with the Public Companies Accounting Oversight Board
                            Members of AHMA and NAHRO

                          SEA SUN CAPITAL CORPORRATION
                          (A Development Stage Company)
                                (Alberta, Canada)

                                 BALANCE SHEETS
                                 --------------

                                                                            September 30,        December 31,
                                                                                 2004                2003
                                                                           ----------------    ----------------
ASSETS

Current assets:
   Cash in bank                                                            $           173     $        34,905
   Accounts receivable - related party (note 6)                                      2,317                   -
   Prepaid design work                                                               3,163                   -
                                                                           ----------------    ----------------
         Total current assets                                                        5,653              34,905
                                                                           ----------------    ----------------
Fixed assets:
   Boats and accessories                                                           208,563             152,047
   Office equipment                                                                  1,600               1,302
                                                                           ----------------    ----------------
         Total fixed assets                                                        210,163             153,349
   Less accumulated depreciation                                                   (25,029)                  -
                                                                           ----------------    ----------------
         Net fixed assets                                                          185,134             153,349
Other assets:
   Intangible asset (note 5)                                                       121,371             118,788
                                                                           ----------------    ----------------
Total assets                                                               $       312,158     $       307,042
                                                                           ================    ================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                        $         2,560     $             -
   Accounts payable - related party (note 6)                                       123,903              59,307
                                                                           ----------------    ----------------
         Total current liabilities                                                 126,463              59,307

Shareholders' equity:
   Preferred stock; $.001 CDN par value, unlimited shares authorized,
     no shares issued and outstanding (note 4)                                           -                   -
   Common stock; $.001 CDN par value, unlimited shares authorized,
     8,607,228 and 7,715,228 shares issued and outstanding at
     September 30, 2004 and December 31, 2003, respectively (note 4)                 6,805               5,970
   Capital in excess of par value                                                1,466,480           1,206,852
   Accumulated other comprehensive loss                                           (102,320)            (66,741)
   Deficit accumulated during the development stage                             (1,185,270)           (898,346)
                                                                           ----------------    ----------------
         Total shareholders' equity                                                185,695             247,735
                                                                           ----------------    ----------------
Total liabilities and shareholders' equity                                 $       312,158     $       307,042
                                                                           ================    ================








               See accompanying notes to the financial statements.

                          SEA SUN CAPITAL CORPORRATION
                          (A Development Stage Company)
                                (Alberta, Canada)

                 STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
                 -----------------------------------------------

                                                                                          Cumulative
                                                                  From Inception,      from Inception,
                                            For the Nine Months  February 19, 2003,   February 19, 2003,
                                            Ended September 30,   to December 31,      to September 30,
                                                   2004                 2003                 2004
                                             ----------------     ----------------     ----------------

Revenue                                      $             -      $             -      $             -

Expenses:
   Consulting                                        143,763              810,338              954,101
   Research and development                           23,029               18,584               41,613
   Legal fees                                         13,180               10,841               24,021
   Vehicles                                            3,576                6,432               10,008
   Contract labor                                     16,928               19,808               36,736
   Depreciation                                       23,817                    -               23,817
   Travel, meals, and entertainment                   31,464               23,549               55,013
   Telephone                                           4,212                2,303                6,515
   Advertising                                             -                  267                  267
   Other general and administrative                    5,363                6,238               11,601
                                             ----------------     ----------------     ----------------
         Total expenses                              265,332              898,360            1,163,692
                                             ----------------     ----------------     ----------------

Net loss from operations                            (265,332)            (898,360)          (1,163,692)

Other income (expense)
   Fixed asset write-off                             (21,593)                   -              (21,593)
   Interest income                                         1                   14                   15
                                             ----------------     ----------------     ----------------
Total other income (expense)                         (21,592)                  14              (21,578)
                                             ----------------     ----------------     ----------------

Net loss before income taxes                        (286,924)            (898,346)          (1,185,270)
   Provision for income taxes                              -                    -                    -
                                             ----------------     ----------------     ----------------
Net loss                                            (286,924)            (898,346)          (1,185,270)

Foreign currency translation adjustments             (35,579)             (66,741)            (102,320)
                                             ----------------     ----------------     ----------------


Total Comprehensive Loss                     $      (322,503)     $      (965,087)     $    (1,287,590)
                                             ================     ================     ================

Net loss per common share                    $         (0.04)     $         (0.24)
                                             ================     ================


Weighted average outstanding shares                7,923,561            4,060,561
                                             ================     ================







               See accompanying notes to the financial statements.

                           SEA SUN CAPITAL CORPORATION
                          (A Development Stage Company)
                                (Alberta, Canada)

                       STATEMENTS OF SHAREHOLDERS' EQUITY
                       ----------------------------------
             FROM INCEPTION, FEBRAURY 19, 2003, TO SEPTEMBER 30,2004
             -------------------------------------------------------


                                                                                                          Deficit
                                                                                        Accumulated     Accumulated
                                                  Common stock           Additional        Other         During the        Total
                                                  ------------            Paid-in      Comprehensive    Development    Shareholders'
                                              Shares        Amount        Capital           Loss           Stage          Equity
                                           ------------  ------------   ------------   --------------   ------------   -------------

Balance, February 19, 2003 (inception)               -   $         -    $         -    $           -    $              $          -

Shares issued at $0.064 USD ($.0833 CND)
   per share cash                               30,000            23          1,911                                           1,934

Shares issued at $0.193 USD ($.25 CND)
   per share for cash                        1,500,000         1,161        289,020                                         290,181

Shares issued at $0.271 USD ($.35 CND)
   per share cash                              185,228           143         50,023                                          50,166

Shares issued as founding shares             1,500,000         1,161         (1,161)                                              -

Shares issued for services                   4,500,000         3,482        867,059                                         870,541

Foreign currency  translation                                                                               (66,741)        (66,741)

Net loss                                                                                                   (898,346)       (898,346)
                                           -----------------------------------------------------------------------------------------

Balance, December 31, 2003                   7,715,228         5,970      1,206,852          (66,741)      (898,346)        247,735
Shares issued at $0..395 USD ($.50 CND)
   per share cash                               30,000            24         11,836                                          11,860
Shares issued at $0..237 USD ($.30 CND)
   per share for fixed assets                  300,000           237         70,921                                          71,158

Shares issued for services                     562,000           444        150,631                                         151,075

Foreign currency translation                                     130         26,240          (35,579)                        (9,209)

Net loss                                                                                    (286,924)                      (286,924)
                                           -----------------------------------------------------------------------------------------

Balance, September 30, 2004                  8,607,228   $     6,805    $ 1,466,480    $    (102,320)   $(1,185,270)   $    185,695
                                           =========================================================================================














               See accompanying notes to the financial statements

                           SEA SUN CAPITAL CORPORATION
                          (A Development Stage Company)
                                (Alberta, Canada)

                            STATEMENTS OF CASH FLOWS
                            ------------------------

                                                                                                   Cumulative
                                                                            From Inception,     from Inception,
                                                     For the Nine Months  February 19, 2003,   February 19, 2003,
                                                     Ended September 30,   to December 31,      to September 30,
                                                            2004                 2003                 2004
                                                      ----------------     ----------------     ----------------
Cash flows from operating activities
   Net loss                                           $      (286,924)     $      (898,346)     $    (1,185,270)

Adjustments to reconcile net loss to cash
provided by (used in) operating activities:
   Depreciation                                                23,817                    -               23,817
   Shares issued for services                                 151,075              870,541            1,021,616
   Write off of fixed assets                                   21,593                    -               21,593
   Changes in operating assets and liabilities:
      Increase in accounts receivable -
         related party                                         (2,317)                   -               (2,317)
      Increase in prepaid design work                          (3,163)                   -               (3,163)
      Increase in accounts payable                              2,560                    -                2,560
      Increase in accounts payable -
         related party                                         64,596               59,307              123,903
                                                      ----------------     ----------------     ----------------
         Cash provided by (used in) operating
            activities                                        (28,763)              31,502                2,739

Cash flows from investing activities
   Purchase of intangible assets                                    -             (118,788)            (118,788)
   Purchase of fixed assets                                   (11,680)            (153,349)            (165,029)
                                                      ----------------     ----------------     ----------------
         Cash used in operating activities                    (11,680)            (272,137)            (283,817)

Cash flows from financing activities
   Sale of common stock                                        11,860              342,281              354,141
                                                      ----------------     ----------------     ----------------
         Cash provided by financing activities                 11,860              342,281              354,141
Net change in cash                                            (28,583)             101,646               73,063
Foreign currency translation                                   (6,149)             (66,741)             (72,890)
Cash at the beginning of the period                            34,905                    -                    -
                                                      ----------------     ----------------     ----------------


Cash at the end of the period                         $           173      $        34,905      $           173
                                                      ================     ================     ================
Supplemental Information:
     Common stock issued for fixed assets             $        71,158      $             -      $        71,158
                                                      ================     ================     ================






               See accompanying notes to the financial statements.

                           SEA SUN CAPITAL CORPORATION
                          (A Development Stage Company)
                                (Alberta, Canada)

                          Notes to Financial Statements
                          -----------------------------


Note 1 - Organization
---------------------

          Sea Sun Capital Corporation (The Company) was organized under the laws of Alberta, Canada on February 19, 2003. The Company is in business to supply water leisure crafts and accessories to the international market. The Company will generate revenues through rentals, royalties, and sales of the watercrafts. The Company is considered a development stage company as defined in SFAS No. 7. The Company has at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

Note 2 - Basis of Presentation
------------------------------

          The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP). This basis differs from that used in the statutory accounts of the Company, which were prepared in accordance with the accounting principles and relevant financial regulations applicable to enterprises in Canada. All necessary adjustments have been made to present the financial statements in accordance with US GAAP.

Note 3 - Summary of Significant Accounting Policies
---------------------------------------------------

          Net Earnings Per Share - The computation of net income (loss) per share of common stock is based on the weighted average number of shares outstanding during the periods presented.

          Income Taxes - Due to losses at September 30, 2004 and since inception, no provisions for income taxes has been made. There are no deferred income taxes resulting from income and expense items being reported for financial accounting and tax reporting purposes in different periods. Deferred income tax assets arising from net operating losses have been fully offset by valuation allowances, in accordance with SFAS #109 "Accounting for Income Taxes," due to the uncertainty of their realization.

          The change in valuation allowance of $100,400 results from offsets against deferred tax assets arising from net operating loss carryforwards, which totaled $314,400 at December 31, 2003 and expire in 2023.

          A reconciliation of income tax expense (benefit) to the amount computed by applying the federal statutory tax rate to pretax income
          (loss):

                                                                9/30/04       12/31/03
                                                               ---------     ----------

               Net loss at federal statutory rate of 35%     $  (100,400)   $  (314,400)
               Valuation allowance                               100,400        314,400
                                                             ------------   ------------
                  Net income expense (benefit)               $         0    $         0
                                                             ============   ============

          Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. During the nine months ending September 30, 2004 and since inception, February 19, 2003, the Company did not have non-cash investing activities other than as disclosed on the statements of cash flows.

          Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           SEA SUN CAPITAL CORPORATION
                          (A Development Stage Company)
                                (Alberta, Canada)

                          Notes to Financial Statements
                          -----------------------------


Note 3 - Summary of Significant Accounting Policies (continued)
---------------------------------------------------------------

          Fixed Assets - Fixed assets are stated at cost less accumulated depreciation, which is computed using the straight line method based on estimated useful lives ranging from three (3) to five (5) years. Long-term assets of the Company are reviewed annually to assess whether the carrying value has become impaired, according to the guidelines established in Statement of Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The Company also evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. No impairment of assets was recorded in the periods reported.

          Revenue Recognition - The Company recognizes revenue at the time a watercraft is rented or sold, or when other services are rendered. The Company has not recognized any revenue from business operations since inception, February 19, 2003.

          Interim  Financial  Reporting  - The  Company's  fiscal  year  end  is
          December 31. The Company's management have determined that the accounting policies used for the interim period ended September 31, 2004 are in accordance with accounting principles generally accepted in the United States of America applied on a consistent basis.

          Advertising Costs - The Company generally expenses advertising costs as incurred. The Company incurred $0 and $267 in advertising costs during the nine months ended September 30, 2004 and for the period of February 19, 2003 (inception) through December 31, 2003, respectively.

          Foreign Currency and Comprehensive Income - Although the Company's functional currency is the Canadian dollar (CND), the accompanying financial statements have been presented in United States dollars
          (USD). The exchange rates used for the balance sheets dated September 30, 2004 and December 31, 2003 were $.790639 USD per $1 CND, and $.773814 USD per $1 CND, respectively. The weighted average exchange rates used for the nine months ended September 30, 2004 and year ended December 31, 2003 were $.752370 USD per $1 CND, and $.720300 USD per $1 CND, respectively. Foreign currency translation gains or losses as a result of fluctuations in the exchange rates are reflected in the Statement of Other Comprehensive Income or Loss.

Note 4 - Common Stock Transactions
----------------------------------

          The Company is authorized to issue an unlimited amount of its common and preferred stock, both with a $.001 CND par value. The Company has not issued any preferred stock, and has 8,607,228 and 7,715,228 shares of common stock issued and outstanding at September 30, 2004 and December 31, 2003, respectively. The common stock was issued as follows:

          Upon incorporation on February 19, 2003, the Company issued 1,500,000 founding shares of its par value common stock to one of its directors.

          In March 2003, the Company issued 30,000 shares of its common stock at $.064 USD for total cash of $1,934 USD.

         During March and April 2003, the Company issued 1,500,000 shares of its common stock at $.193 USD for total cash of $290,181 USD.

          In May and July 2003, the Company issued 185,228 shares of its common stock at $.271 USD for total cash of $50,166 USD.

          In September, November, and December 2003, the Company issued 4,500,000 shares of its common stock in exchange for consulting services. The shares were valued at an estimated $.193 USD for total expense of $870,541.

          In April 2004, the Company issued 30,000 shares of its common stock at $.395 USD for total cash of $11,860 USD.

                           SEA SUN CAPITAL CORPORATION
                          (A Development Stage Company)
                                (Alberta, Canada)

                          Notes to Financial Statements
                          -----------------------------


Note 4 - Common Stock Transactions (continued)
----------------------------------------------

          In May 2004, the Company issued 300,000 shares of its common stock at $.237 USD in exchange for fixed assets with a total value of $71,158 USD.

          In May and July 2004, the Company issued 562,000 shares of its common stock in exchange for consulting services. The shares were valued at an estimated $.269 USD for total expense of $151,075.

Note 5 - Intangible Asset
-------------------------

          In December 2003, the Company acquired watercrafts and accessories with a fair market value of $196,490 CND from an entity with which the Company's director is affiliated. The Company paid the entity $350,000 CND, which resulted in an intangible asset of $153,510 CND. The intangible asset consists of marketing and other efforts made by the entity to establish brand recognition of the Company's product. Using the exchange rates at September 30, 2004 and December 31, 2003, the intangible asset had a value of $121,371 USD and $118,788 USD, respectively. Minimal (if any) impairment in accordance with SFAS #142, `Goodwill and Other Intangible Assets,' was noted, and therefore, not recorded.

Note 6 - Related Party Transactions
-----------------------------------

          The majority of the Company's expenses are paid by an entity affiliated with one of the Company's directors. As the Company has not yet established profitable operations and is considered to be a development stage company, the Company has accumulated debt owed to the entity of $123,903 USD and $59,307 USD at September 30, 2004 and December 31, 2003, respectively. In 2004, the Company advanced $2,317 to another entity with which one of the Company's directors is affiliated that is still owed to the Company at September 30, 2004.

Note 7 - Development Stage Company and Going Concern
----------------------------------------------------

          The  Company  is in the  development  stage as  defined  in  Financial
          Accounting Standards Board Statement No. 7 and has incurred significant cumulative net losses. The Company plans to merge with a United States company that is publicly traded in attempts to raise additional capital to facilitate profitable operations from its planned business purpose. However, there can be no assurance that the funds raised will be sufficient or that the Company will be able to obtain additional funding or generate profitable operations, or that other funding, if obtained in adequate amounts, will be on terms favorable to the Company to execute its business plan.